Exhibit 10.81

EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE

This Extension of Maturity Date of Convertible Debenture (“Extension”) is by and between the individual or entity named on an executed counterpart of the signature page hereto (each such signatory is referred to as “Holder”) and OmniComm Systems, Inc., a Delaware corporation (“Maker”) and is entered into as of the day the last Holder executes a copy of this Extension.

WHEREAS, Maker has delivered to each Holder that certain 12% Convertible Debenture Series 08-04 of the Maker (“Convertible Debenture”) dated December 16, 2008 in the aggregate to all Holder in the principal of $200,000.

WHEREAS, the Maturity Date of the Convertible Debentures, as that term is defined in the Convertible Debenture, is of January 01, 2016, and all principal and interest due thereunder remain unpaid as of the date hereof.

WHEREAS, the parties have agreed to extend the Maturity Date.

WHEREAS, each holder has all requisite power, authority, and capacity to enter into this Extension and to extend the Maturity Date of the Convertible Debenture.

NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, each Holder and the Maker hereby agree as follows:

1.	Recitals. The foregoing recitals are true and correct.

2.	Extension of Maturity Date. The Maturity Date is hereby extended to April 01, 2018.

3.	No Other Changes. Except as specifically set forth herein, all other terms and conditions of the Convertible Debenture remain in full force and effect.

4.

Warrants Extension. Maker hereby agrees to extend the expiration date on the Warrants issued in connection with the Convertible Debenture on December 16, 2008, which were previously scheduled to expire on January 01, 2016. The new expiration date is April 01, 2018.

IN WITNESS WHEREOF, this Extension of Maturity Date of Convertible Debenture is executed as of the day and date the last Holder executes a copy of this Extension.

OmniComm Systems, Inc.

By:	/s/ Thomas E. Vickers
Thomas E. Vickers
Chief Financial Officer

[HOLDERS SIGNATURE PAGE FOLLOWS]

Exhibit 10.81

[EXTENSION OF MATURITY DATE OF CONVERTIBLE DEBENTURE SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned represents that it has caused this extension of Maturity Date of Convertible Debenture and Warrants to be duly executed on its behalf (if an entity, by one of its officers thereunto duly authorized) as of the date written below.

HOLDER:

Fernando Montero Incentive Savings Trust
Printed Name of Holder

By: /s/ Fernando Montero
(Signature of Holder or Authorized Person)

Printed Name and Title if Authorized Person

April 27, 2015
Date